Exhibit 99.1

Silver Spring Networks Reports First Quarter 2016 Financial Results

$0.02 non-GAAP Earnings Per Share on $68.9 million Top-Line

43.7% non-GAAP Gross Margin

High Profile Smart Grid and Starfish Awards

Redwood City, CA – May 9, 2016 – Silver Spring Networks, Inc. (NYSE: SSNI) today announced financial results for its first quarter ended March 31, 2016.

First Quarter Results (all comparisons made are against the prior year period, unless otherwise stated)

•	Non-GAAP revenue was $68.9 million, up 9%.

•	GAAP revenue was $48.6 million, down 66%.

•	Non-GAAP gross margin was 43.7%, versus 40.3%.

•	GAAP gross margin was 35.0%, versus 49.7%.

•	Non-GAAP net income was $1.0 million versus a net loss of ($5.6) million.

•	GAAP net loss was ($18.5) million versus a net income of $34.9 million.

•	Non-GAAP income per fully-diluted share was $0.02, versus an ($0.11) loss per share.

•	GAAP loss per share was ($0.36) versus a $0.69 net income per share.

•	$125.4 million in cash, cash equivalents and short-term investments at the end of the quarter, versus $111.2 million.

“We are off to a solid start in 2016, with good financial results, some great new wins, and meaningful progress in our smart city and Starfish initiatives,” said Mike Bell, President and CEO, Silver Spring Networks. “We had another strong deployment quarter, delivering nearly 700,000 endpoints, bringing our footprint to over 23.6 million homes and businesses. We see significant potential for continued innovation and growth in our core markets, and a great opportunity to leverage Silver Spring’s technology and platform into the broader Internet of Things.”

Business Highlights (through May 9, 2016, unless otherwise stated):

•	Selected by Pacific Power to deploy our fifth generation network canopy and advanced metering infrastructure to approximately 600,000 homes and businesses in Oregon.

•	Selected by Jamaica Public Service Company for an initial AMI deployment of 21,000 homes and businesses to help ensure revenue realization and drive operational efficiencies.

•	Booked over $12 million of Operations Optimizer analytics software and related services during the first quarter.

•	Selected to deploy a Starfish services network in London’s borough of Westminster, for a broad range of IoT applications beginning with lighted signs and traffic poles.

•	Expanded our international channel with the addition of Rongwen and urbancontrol LTD, increasing our market reach throughout China, Southeast Asia, South America and the UK.

•	Entered collaborations with Samsung Electronics and Philips Lighting, a Royal Philips Company, to develop network street lighting solutions.

•	Over 23.6 million cumulative network endpoints delivered from inception through March 31, 2016, up 14% from a year ago.

Conference Call

Silver Spring will host a conference call today at 1:30 pm PT (4:30 pm ET) to review its results for the first quarter ended March 31, 2016 and its outlook for the future. During the course of this call, Silver Spring may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live at 877-407-0832 (U.S.) or 201-689-8433 (International) or via webcast at http://ir.ssni.com. A dial-in replay of the conference call will be available until June 15, 2016 and can be accessed at 877-660-6853 (domestic) or 201-612-7415 (international) passcode 13635925. An audio webcast replay of the conference call will be available for one year at http://ir.ssni.com.

About Silver Spring Networks

Silver Spring Networks is a leading networking platform and solutions provider for smart energy networks. Silver Spring’s pioneering IPv6 networking platform, with over 23.6 million Silver Spring enabled devices delivered, is connecting utilities to homes and businesses throughout the world with the goal of achieving greater energy efficiency for the planet. Silver Spring’s innovative solutions enable utilities to gain operational efficiencies, improve grid reliability, and empower consumers to monitor and manage energy consumption. Silver Spring Networks’ customers include major utilities around the globe such as Baltimore Gas & Electric, CitiPower & Powercor, Commonwealth Edison, Consolidated Edison, CPS Energy, Florida Power & Light, Jemena Electricity Networks Limited, Pacific Gas & Electric, Pepco Holdings, Progress Energy, and Singapore Power, among others. To learn more, please visit www.silverspringnet.com.

Non-GAAP and Other Financial Measures

Silver Spring believes that its results of operations under generally accepted accounting principles, or GAAP, when considered in isolation, may only provide limited insight into the performance of its business in any given period. As a result, Silver Spring manages its business, makes planning decisions, evaluates its performance and allocates resources by assessing non-GAAP measures such as non-GAAP revenue, recurring non-GAAP revenue, recurring non-GAAP revenue per endpoint, cost of non-GAAP revenue, non-GAAP gross profit (loss), non-GAAP gross margin, non-GAAP operating expense, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP income tax provision (benefit), non-GAAP net income (loss), non-GAAP income (loss) per share, adjusted EBITDA, and total backlog, in addition to other financial measures presented in accordance with GAAP. Silver Spring believes that these non-GAAP and other financial measures offer valuable supplemental information regarding the performance of its business, and will help investors better understand the sales volumes, and gross margin and profitability trends, as well as the cash flow characteristics, of its business. The non-GAAP measures should not be considered in isolation from, are not a substitute for, and do not purport to be an alternative to, revenue, cost of revenue, gross profit (loss), gross margin, operating expense, operating loss, net income (loss), net income (loss) per share or any other performance measure derived in accordance with GAAP. Silver Spring may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Non-GAAP revenue represents amounts invoiced for products for which ownership, typically evidenced by title and risk of loss, has transferred or services that have been provided to the customer, and for which payment is expected to be made in accordance with normal payment terms. Non-GAAP revenue excludes amounts for undelivered products, services to be performed in the future, and amounts paid or payable to customers. Non-GAAP revenue is initially recorded as deferred revenue and is then recognized as revenue when all revenue recognition criteria has been met under Silver Spring’s accounting policies as described in Silver Spring’s filings with the Securities and Exchange Commission. Silver Spring reconciles revenue to non-GAAP revenue by adding revenue to the change in deferred revenue in a given period.

Recurring non-GAAP revenue is non-GAAP revenue from Managed services and SaaS, as well as customer support and other service offerings. Recurring non-GAAP revenue is primarily recurring in nature and includes managed services, hosting and software maintenance, and support fees, as well as one-time Managed services and SaaS set up fees. Customer support and other services are provided to customers outside of Managed services and SaaS offerings, and are also recurring in nature. Silver Spring reconciles recurring GAAP revenue to recurring non-GAAP revenue by adding revenue to the change in deferred revenue in a given period.

Recurring non-GAAP revenue per endpoint represents a trailing twelve-month recurring non-GAAP revenue per cumulative endpoint shipped from inception to date.

Cost of non-GAAP revenue represents the cost associated with products and services that have been delivered to the customer, excluding stock-based compensation, amortization of intangibles and acquisition-related charges. Cost of product shipments for which revenue is not recognized in the period incurred is recorded as deferred cost of revenue. Deferred cost of revenue is expensed in the statement of operations as cost of revenue when the corresponding revenue is recognized. Costs related to services are expensed in the period incurred. Silver Spring reconciles cost of revenue to cost of non-GAAP revenue by adding cost of revenue and the change in deferred cost of revenue, less stock-based compensation, amortization of intangibles and acquisition-related charges, included in cost of revenue in a given period.

Non-GAAP gross profit (loss) is the difference between non-GAAP revenue and cost of non-GAAP revenue. Non-GAAP gross margin is non-GAAP gross profit (loss) as a percentage of non-GAAP revenue.

Non-GAAP operating expense consists of research and development, sales and marketing, and general and administrative expenses, excluding amortization of intangible assets, stock-based compensation, acquisition-related charges, restructuring and legal settlements.

Non-GAAP operating income (loss) represents operating income (loss) adjusted for non-GAAP revenue and cost of non-GAAP revenue and excludes expenses related to the amortization of intangible assets, stock-based compensation, acquisition-related charges, restructuring and legal settlements. Non-GAAP operating margin is non-GAAP operating income (loss) as a percentage of non-GAAP revenue.

Non-GAAP income tax provision (benefit) represents income tax provision (benefit) excluding income tax benefit related to acquisitions.

Non-GAAP net income (loss) represents net income (loss) adjusted for changes in deferred revenue and deferred cost of revenue, and excludes expenses related to the amortization of intangible assets, stock-based compensation, acquisition-related charges, income tax benefit related to acquisitions, restructuring and legal settlements.

Non-GAAP income (loss) per share represents non-GAAP net income (loss) divided by weighted average shares outstanding for the period.

Adjusted EBITDA is net income (loss) adjusted for changes in deferred revenue and deferred cost of revenue, other (income) expense, net, (benefit) provision for income taxes, depreciation and amortization, stock-based compensation, acquisition-related charges, restructuring, legal settlements and certain other items management believes affect the comparability of operating results.

Total backlog represents future product and service billings that Silver Spring expects to generate pursuant to contracts entered into with its utility customers and meter manufacturers. Total backlog includes order backlog, which represents future billings for open purchase orders and other firm commitments.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the momentum in Silver Spring Networks’ business; customer and industry activity; future deployments; future innovation; future product availability; future growth and market opportunity; and future financial results. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Important factors that could cause results to differ materially from the statements herein include: timing around customer decisions and deployment pace; receipt by our customers of required regulatory approvals; dependence on a limited number of customers and key suppliers; general economic risks; specific economic risks in different geographies and among different industries; failure to maintain or increase renewals and increase business from existing customers; uncertainties around continued success in sales growth and market share gains; the expansion of our target markets, including the IoT market; lengthy sales cycles with no assurances that a prospective customer will select Silver Spring’s products and services; amounts included in backlog may not result in billings or revenue; adverse publicity about, or consumer or political opposition to, the smart grid; security breaches involving smart grid products or services; the ability to integrate technology into third-party devices and Silver Spring’s relationship with third-party manufacturers; execution and customer adoption risks related to new product introductions and innovation, including our new fifth generation networking platform and products; the ability to attract and retain personnel, including members of Silver Spring’s management team; changes in strategy; technological changes that make Silver Spring’s products and services less competitive; competition, particularly from larger companies with more resources than Silver Spring; international business uncertainties; the ability to acquire and integrate other businesses; and other risk factors set forth from time to time in Silver Spring’s filings with the SEC, copies of which are available free of charge at the SEC’s website at www.sec.gov. All forward-looking statements in this press release reflect Silver Spring’s expectations as of May 9, 2016. Silver Spring undertakes no obligation, and expressly disclaims any obligation, to update any forward-looking statements in this press release in light of new information or future events. In addition, the preliminary financial results set forth in this press release are estimates based on information currently available to Silver Spring.

For additional information, please contact:

Mark McKechnie

Investor Relations

650-839-4664

markm@ssni.com

Amy Cook

Global Communications

650-839-4183

acook@ssni.com

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended March 31,
	2016	2015
Revenue:
Product revenue	$32,852	$105,035
Service revenue	15,768	38,605

Net revenue	48,620	143,640
Cost of revenue:
Product cost of revenue	15,980	56,617
Service cost of revenue	15,643	15,568

Total cost of revenue	31,623	72,185
Gross profit	16,997	71,455
Operating expenses:
Research and development	15,485	15,694
Sales and marketing	9,550	9,297
General and administrative	10,846	12,129
Restructuring	39	194

Total operating expenses	35,920	37,314

Operating (loss) income	(18,923)	34,141
Other income, net	441	288

(Loss) income before income taxes	(18,482)	34,429
(Provision) benefit for income taxes	(32)	476

Net (loss) income	$(18,514)	$34,905

Net (loss) income per share:
Basic	$(0.36)	$0.71

Diluted	$(0.36)	$0.69

Weighted average shares used to compute net (loss) income per share:
Basic	50,760	49,306

Diluted	50,760	50,899

Reconciliation of GAAP to Non-GAAP results (in thousands, except per share data)

The following tables reconcile the Company’s net (loss) income and net (loss) income per share as presented in its unaudited Condensed Consolidated Statements of Operations and prepared in accordance with GAAP to its non-GAAP net income (loss) and non-GAAP net income (loss) per share.

	Three Months Ended March 31,
	2016	2015
Net (loss) income	$(18,514)	$34,905
Change in deferred revenue, net of foreign currency translation	20,294	(80,541)
Change in deferred cost of revenue, net of foreign currency translation	(8,668)	32,516
Amortization of intangibles	421	409
Stock-based compensation	6,900	7,023
Acquisition-related charges	516	735
Income tax benefit related to Detectent acquisition	—	(890)
Restructuring	39	194

Non-GAAP net income (loss)	$988	$(5,649)

Non-GAAP net income (loss) per share:
Basic	$0.02	$(0.11)

Diluted	$0.02	$(0.11)

Weighted average shares used to compute Non-GAAP net income (loss) per share:
Basic	50,760	49,306

Diluted	52,193	49,306

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	March 31, 2016	December 31, 2015 (a)
ASSETS
Current assets:
Cash and cash equivalents	$68,411	$65,264
Short-term investments	56,958	59,181
Accounts receivable	43,821	47,813
Inventory	4,074	4,545
Deferred cost of revenue	219,158	196,868
Prepaid expenses and other current assets	11,291	10,835

Total current assets	403,713	384,506
Property and equipment, net	19,475	14,106
Goodwill and intangible assets	13,969	14,390
Deferred cost of revenue, non-current	25,328	38,882
Deferred tax assets, non-current	1,070	1,069
Other long-term assets	2,073	4,772

Total assets	$465,628	$457,725

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$31,635	$30,623
Deferred revenue	352,485	305,471
Accrued and other liabilities	39,603	42,751

Total current liabilities	423,723	378,845
Deferred revenue, non-current	69,502	96,342
Other liabilities	18,270	16,403

Total liabilities	511,495	491,590

Total stockholders’ deficit	(45,867)	(33,865)

Total liabilities and stockholders’ deficit	$465,628	$457,725

(a)	Derived from audited consolidated financial statements

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(in thousands)

	Three Months Ended March 31,
	2016	2015
OPERATING ACTIVITIES
Net (loss) income	$(18,514)	$34,905
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Deferred taxes	—	(890)
Depreciation and amortization	2,132	1,949
Stock-based compensation	6,900	7,023
Other non-cash adjustments	60	53
Changes in assets and liabilities:
Accounts receivable	3,976	7,301
Inventory	470	(604)
Prepaid expenses and other assets	2,208	(904)
Contingent consideration related to Detectent acquisition held in escrow	—	(4,000)
Deferred cost of revenue	(8,804)	32,516
Accounts payable	669	2,878
Customer deposits	(5)	(200)
Deferred revenue	20,054	(80,561)
Accrued and other liabilities	(7,755)	79

Net cash provided by (used in) operating activities	1,391	(455)

INVESTING ACTIVITIES
Payments for business acquisition, net of cash and cash equivalents acquired	—	(7,098)
Proceeds from sales of available-for-sale investments	4,833	—
Proceeds from maturities of available-for-sale investments	1,000	4,000
Purchases of available-for-sale investments	(3,439)	(4,056)
Purchases of property and equipment	(2,146)	(1,374)

Net cash provided by (used in) investing activities	248	(8,528)

FINANCING ACTIVITIES
Payments on capital lease obligations	(144)	(410)
Proceeds from issuance of common stock	1,888	1,905
Taxes paid related to net share settlement of equity awards	(334)	(2,057)

Net cash provided by (used in) financing activities	1,410	(562)

Effect of exchange rate changes on cash and cash equivalents	98	(217)

Net increase (decrease) in cash and cash equivalents	3,147	(9,762)
Cash and cash equivalents — beginning of period	65,264	60,457

Cash and cash equivalents — end of period	$68,411	$50,695

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF NET REVENUE BETWEEN GAAP AND NON-GAAP

(in thousands, except percentages)

TYPE	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	YoY% Change
GAAP net revenue:
Product net revenue	$105,035	$54,711	$50,093	$143,202	$32,852	-69%
Service net revenue
Managed services and SaaS	12,974	10,608	11,223	37,142	11,068	-15%
Professional services	25,631	11,848	8,189	18,903	4,700	-82%

Total service net revenue	38,605	22,456	19,412	56,045	15,768	-59%

Total GAAP net revenue	$143,640	$77,167	$69,505	$199,247	$48,620	-66%

% Product	73%	71%	72%	72%	68%
% Service	27%	29%	28%	28%	32%
Change in deferred net revenue:
Change in deferred product revenue	$(64,034)	$(10,015)	$1,785	$(95,194)	$12,883
Change in deferred service revenue:
Managed services and SaaS	(419)	2,387	1,397	(22,896)	1,820
Professional services	(16,088)	(399)	2,010	(6,169)	5,591

Total change in deferred service revenue	(16,507)	1,988	3,407	(29,065)	7,411

Total change in deferred revenue	$(80,541)	$(8,027)	$5,192	$(124,259)	$20,294
Non-GAAP revenue:
Product net revenue	41,001	44,696	51,878	48,008	45,735	12%
Service net revenue:
Managed services and SaaS	12,555	12,995	12,620	14,246	12,888	3%
Professional services	9,543	11,449	10,199	12,734	10,291	8%

Total service net revenue	22,098	24,444	22,819	26,980	23,179	5%

Total non-GAAP net revenue	$63,099	$69,140	$74,697	$74,988	$68,914	9%

% Product	65%	65%	69%	64%	66%
% Service	35%	35%	31%	36%	34%

RECURRING REVENUE PER ENDPOINT
Recurring GAAP revenue (TTM)	$39,673	$41,697	$45,374	$71,947	$70,041
Changes in deferred revenue, net of foreign currency translations	6,851	6,912	4,349	(19,531)	(17,292)

Recurring non-GAAP revenue (TTM)	$46,524	$48,609	$49,723	$52,416	$52,749

Cumulative network endpoints delivered	20,814	21,506	22,321	22,954	23,652
Recurring GAAP revenue per endpoint delivered	$1.91	$1.94	$2.03	$3.13	$2.96	55%
Recurring non-GAAP revenue per endpoint delivered	$2.24	$2.26	$2.23	$2.28	$2.23	0%

SOLUTION
GAAP net revenue
Advanced metering infrastructure	$112,865	$66,907	$60,149	$181,892	$40,514	-64%
New solutions	30,775	10,260	9,356	17,355	8,106	-74%

Total GAAP net revenue	$143,640	$77,167	$69,505	$199,247	$48,620	-66%

% Advanced metering infrastructure	79%	87%	87%	91%	83%
% New solutions	21%	13%	13%	9%	17%
Change in deferred net revenue
Advanced metering infrastructure	$(64,828)	$(10,976)	$3,586	$(123,525)	$16,957
New solutions	(15,713)	2,949	1,606	(734)	3,337

Total change in deferred net revenue	$(80,541)	$(8,027)	$5,192	$(124,259)	$20,294
Non-GAAP net revenue
Advanced metering infrastructure	$48,037	$55,931	$63,735	$58,367	$57,471	20%
New solutions	15,062	13,209	10,962	16,621	11,443	-24%

Total Non-GAAP net revenue	$63,099	$69,140	$74,697	$74,988	$68,914	9%

% Advanced metering infrastructure	76%	81%	85%	78%	83%
% New solutions	24%	19%	15%	22%	17%

GEOGRAPHY
GAAP net revenue
United States	$122,582	$72,360	$53,113	$177,896	$45,222	-63%
International	21,058	4,807	16,392	21,351	3,398	-84%

Total GAAP net revenue	$143,640	$77,167	$69,505	$199,247	$48,620	-66%

% United States	85%	94%	76%	89%	93%
% International	15%	6%	24%	11%	7%
Change in deferred net revenue
United States	$(66,533)	$(17,955)	$12,467	$(116,859)	$8,468
International	(14,008)	9,928	(7,275)	(7,400)	11,826

Total change in deferred net revenue	$(80,541)	$(8,027)	$5,192	$(124,259)	$20,294
Non-GAAP net revenue
United States	$56,049	$54,405	$65,580	$61,037	$53,690	-4%
International	7,050	14,735	9,117	13,951	15,224	116%

Total non-GAAP net revenue	$63,099	$69,140	$74,697	$74,988	$68,914	9%

% United States	89%	79%	88%	81%	78%
% International	11%	21%	12%	19%	22%

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands, except percentages and headcount)

CASH FLOW DATA	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	YoY% Change
Operating cash flow	$(455)	$9,613	$4,272	$6,257	$1,391	406%
Operating cash flow — TTM	(5,960)	7,048	27,054	19,687	21,533	461%

BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$111,215	$118,555	$121,915	$124,445	$125,369	13%
Deferred net revenue
End of quarter	529,984	521,176	526,000	401,813	421,987
Less: Beginning of quarter	(609,593)	(529,984)	(521,176)	(526,000)	(401,813)
Foreign currency translation adjustment and other	(932)	781	368	(72)	120

Change in deferred net revenue, net of foreign currency translation and other	$(80,541)	$(8,027)	$5,192	$(124,259)	$20,294

Deferred cost of revenue
End of quarter	$300,524	$286,044	$292,730	$235,750	$244,486
Less: Beginning of quarter	(333,030)	(300,524)	(286,044)	(292,730)	(235,750)
Foreign currency translation adjustment	(10)	(8)	26	(2)	(68)

Change in deferred cost of revenue, net of foreign currency translation	$(32,516)	$(14,488)	$6,712	$(56,982)	$8,668

STOCK-BASED COMPENSATION
Cost of goods sold	$1,723	$2,209	$1,197	$1,006	$1,328	-23%
Research and development	2,180	2,832	1,771	1,277	2,025	-7%
Sales and marketing	1,238	1,287	914	665	831	-33%
General and administrative	1,882	2,333	1,971	1,994	2,716	44%

	$7,023	$8,661	$5,853	$4,942	$6,900	-2%

EMPLOYEES	623	640	645	652	673	8%
HOMES & BUSINESSES
Cumulative network endpoints delivered*	20,814	21,506	22,321	22,954	23,652	14%

*	Endpoints refer to communication modules in electric meters

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data and percentages)

QUARTERLY RECONCILIATION OF RESULTS	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	YOY % Change
Net revenue
GAAP net revenue	$143,640	$77,167	$69,505	$199,247	$48,620	-66%
Change in deferred revenue, net of foreign currency translation	(80,541)	(8,027)	5,192	(124,259)	20,294

Non-GAAP net revenue	$63,099	$69,140	$74,697	$74,988	$68,914	9%

Gross profit
GAAP gross profit	$71,455	$19,956	$32,987	$101,345	$16,997	-76%
Change in deferred revenue, net of foreign currency translation	(80,541)	(8,027)	5,192	(124,259)	20,294
Change in deferred cost of revenue, net of foreign currency translation	32,516	14,488	(6,712)	56,982	(8,668)
Amortization of intangible assets	262	260	260	259	169
Stock-based compensation	1,723	2,209	1,197	1,006	1,328
Acquisition-related charges	11	60	14	15	15

Non-GAAP gross profit	$25,426	$28,946	$32,938	$35,348	$30,135	19%

GAAP gross margin % (as a % of GAAP net revenue)	50%	26%	47%	51%	35%
Non-GAAP gross margin % (as a % of non-GAAP net revenue)	40%	42%	44%	47%	44%

Operating expenses
GAAP operating expenses	$37,314	$36,495	$33,381	$35,600	$35,920	-4%
Amortization of intangible assets	(147)	(162)	(161)	(163)	(252)
Stock-based compensation	(5,300)	(6,452)	(4,656)	(3,936)	(5,572)
Acquisition-related charges	(724)	(691)	(545)	(491)	(501)
Restructuring	(194)	(1,078)	(339)	(60)	(39)
Legal settlements	—	—	—	(3,595)	—

Non-GAAP operating expenses	$30,949	$28,112	$27,680	$27,355	$29,556	-5%

GAAP operating expense % (as a % of GAAP net revenue)	26%	47%	48%	18%	74%
Non-GAAP operating expense % (as a % of non-GAAP net revenue)	49%	41%	37%	36%	43%

Operating income (loss)
GAAP operating income (loss)	$34,141	$(16,539)	$(394)	$65,745	$(18,923)	-155%
Change in deferred revenue, net of foreign currency translation	(80,541)	(8,027)	5,192	(124,259)	20,294
Change in deferred cost of revenue, net of foreign currency translation	32,516	14,488	(6,712)	56,982	(8,668)
Amortization of intangible assets	409	422	421	422	421
Stock-based compensation	7,023	8,661	5,853	4,942	6,900
Acquisition-related charges	735	751	559	506	516
Restructuring	194	1,078	339	60	39
Legal settlements	—	—	—	3,595	—

Non-GAAP operating (loss) income	$(5,523)	$834	$5,258	$7,993	$579	110%

GAAP operating margin % (as a % of GAAP net revenue)	24%	-21%	-1%	33%	-39%
Non-GAAP operating margin % (as a % of non-GAAP net revenue)	-9%	1%	7%	11%	1%

Income tax provision (benefit)
GAAP income tax provision (benefit)	$(476)	$(290)	$129	$3,708	$32	107%
Income tax benefit related to Detectent acquisition	890	124	114	—	—

Non-GAAP income tax provision (benefit)	$414	$(166)	$243	$3,708	$32	-92%

GAAP income tax provision % (as a % of GAAP net revenue)	0%	0%	0%	2%	0%
Non-GAAP income tax provision % (as a % of non-GAAP net revenue)	1%	0%	0%	5%	0%

Adjusted EBITDA
GAAP net income (loss)	$34,905	$(16,175)	$(622)	$61,878	$(18,514)	-153%
Change in deferred revenue, net of foreign currency translation	(80,541)	(8,027)	5,192	(124,259)	20,294
Change in deferred cost of revenue, net of foreign currency translation	32,516	14,488	(6,712)	56,982	(8,668)
Other (income) expense, net	(288)	(74)	99	159	(441)
Provision (benefit) for income taxes	(476)	(290)	129	3,708	32
Depreciation and amortization	1,949	1,953	1,990	1,930	2,132
Stock-based compensation	7,023	8,661	5,853	4,942	6,900
Acquisition-related charges	735	751	559	506	516
Restructuring	194	1,078	339	60	39
Legal settlements	—	—	—	3,595	—

Adjusted EBITDA	$(3,983)	$2,365	$6,827	$9,501	$2,290	157%

Net income (loss)
GAAP net income (loss)	$34,905	$(16,175)	$(622)	$61,878	$(18,514)	-153%
Change in deferred revenue, net of foreign currency translation	(80,541)	(8,027)	5,192	(124,259)	20,294
Change in deferred cost of revenue, net of foreign currency translation	32,516	14,488	(6,712)	56,982	(8,668)
Amortization of intangible assets	409	422	421	422	421
Stock-based compensation	7,023	8,661	5,853	4,942	6,900
Acquisition-related charges	735	751	559	506	516
Income tax benefit related to Detectent acquisition	(890)	(124)	(114)	—	—
Restructuring	194	1,078	339	60	39
Legal settlements	—	—	—	3,595	—

Non-GAAP net (loss) income	$(5,649)	$1,074	$4,916	$4,126	$988	117%

GAAP net margin % (as a % of GAAP net revenue)	24%	-21%	-1%	31%	-38%
Non-GAAP net margin % (as a % of non-GAAP net revenue)	-9%	2%	7%	6%	1%

GAAP net income (loss) per share
Basic	$0.71	$(0.32)	$(0.01)	$1.23	$(0.36)
Diluted	$0.69	$(0.32)	$(0.01)	$1.19	$(0.36)
Weighted average number of shares used in computation
Basic	49,306	49,862	50,188	50,481	50,760
Diluted	50,899	49,862	50,188	52,167	50,760

Non-GAAP net (loss) income per share
Basic	$(0.11)	$0.02	$0.10	$0.08	$0.02
Diluted	$(0.11)	$0.02	$0.10	$0.08	$0.02
Weighted average number of shares used in computation
Basic	49,306	49,862	50,188	50,481	50,760
Diluted	49,306	51,390	51,713	52,167	52,193

SILVER SPRING NETWORKS, INC.

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

(in thousands, except percentages)

	Three Months Ended March 31, 2016
	GAAP	Change in Deferred Revenue and Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Non-GAAP
Product revenue	$32,852	$12,883	$—	$—	$—	$45,735
Service revenue
Managed services and SaaS	11,068	1,820	—	—	—	12,888
Professional services	4,700	5,591	—	—	—	10,291

Total service net revenue	$15,768	$7,411	$—	$—	$—	$23,179

Net revenue	$48,620	$20,294	$—	$—	$—	$68,914

Product cost of revenue	$15,980	$8,668	$(351)	$(169)	$—	$24,128
Service cost of revenue
Managed services and SaaS	8,632	—	(381)	—	(15)	8,236
Professional services	7,011	—	(596)	—	—	6,415

Total service cost of revenue	$15,643	$—	$(977)	$—	$(15)	$14,651

Total cost of revenue	$31,623	$8,668	$(1,328)	$(169)	$(15)	$38,779

Gross profit	$16,997	$11,626	$1,328	$169	$15	$30,135
Product gross margin %	51.4%	-5.3%	0.8%	0.4%	0.0%	47.2%
Service gross margin %
Managed service and SaaS gross margin %	22.0%	11.0%	3.0%	—	0.1%	36.1%
Professional services gross margin %	-49.2%	81.0%	5.8%	—	—	37.7%
Total service gross margin %	0.8%	31.7%	4.2%	—	0.1%	36.8%
Total gross margin %	35.0%	6.6%	1.9%	0.2%	0.0%	43.7%

	Three Months Ended March 31, 2015
	GAAP	Change in Deferred Revenue and Deferred Cost of Revenue (a)	Stock-based Compensation	Amortization of Intangible Assets	Acquisition- Related Costs	Non-GAAP
Product revenue	$105,035	$(64,034)	$—	$—	$—	$41,001
Service revenue
Managed services and SaaS	12,974	(419)	—	—	—	12,555
Professional services	25,631	(16,088)	—	—	—	9,543

Total service net revenue	$38,605	$(16,507)	$—	$—	$—	$22,098

Net revenue	$143,640	$(80,541)	$—	$—	$—	$63,099

Product cost of revenue	$56,617	$(32,516)	$(228)	$(262)	$—	$23,611
Service cost of revenue
Managed services and SaaS	7,893	—	(601)	—	—	7,292
Professional services	7,675	—	(894)	—	(11)	6,770

Total service cost of revenue	$15,568	$—	$(1,495)	$—	$(11)	$14,062

Total cost of revenue	$72,185	$(32,516)	$(1,723)	$(262)	$(11)	$37,673

Gross profit	$71,455	$(48,025)	$1,723	$262	$11	$25,426
Product gross margin %	46.1%	-4.9%	0.6%	0.6%	—	42.4%
Service gross margin %
Managed service and SaaS gross margin %	39.2%	-2.0%	4.8%	—	0.0%	41.9%
Professional services gross margin %	70.1%	-50.5%	9.4%	—	0.1%	29.1%
Total service gross margin %	59.7%	-30.1%	6.8%	—	0.0%	36.4%
Total gross margin %	49.7%	-12.6%	2.7%	0.4%	0.0%	40.3%

(a)	Amounts Presented net of foreign currency translation.